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                                                                    EXHIBIT 3.15

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
Form LLC-5.5                                                  ILLINOIS                        This space for use by
January 2000                                       LIMITED LIABILITY COMPANY ACT               Secretary of State
                                                      ARTICLES OF ORGANIZATION
-------------------------------------------------------------------------------------
Jesse White
Secretary of State                                     SUBMIT IN DUPLICATE                    FILE DATE 12 31 2001
Department of Business Services                        Must be typewritten
Limited Liability Company Division           ----------------------------------------               JESSE WHITE
Room 359, Howlett Building
Springfield, IL 62756                        This space for use by Secretary of State          SECRETARY OF STATE
http://www.sos.state.il.us
----------------------------------------
Payment must be made by certified check,     Date 12 31 2001
cashier's check, Illinois attorney's         Assigned File # 00652296
check, Illinois C.P.A.'s check, or money     Filing Fee: $400.00
order, payable to "Secretary of State."      Approved: PMM
-------------------------------------------------------------------------------------------------------------------
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
1.       Limited Liability Company Name: TOWER AUTOMOTIVE GRANITE CITY, LLC
         ----------------------------------------------------------------------------------------------------------
         The LLC name must contain the words limited liability company, L.L.C., or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2.       If transacting business under an assumed name, complete and attach Form LLC-1.20.

3.       The address of its principal place of business (Post office box alone and c/o are unacceptable.):

         5211 CASCADE ROAD,S.E., GRAND RAPIDS, MI 49546
         ----------------------------------------------------------------------------------------------------------

4.       The Articles of Organization are effective on: (Check one)

         a) x the filing date, or b) _____ another date later than but not more than 60 days subsequent to the filing date: _________________
                                                                                                  (month, day, year)

5.       The registered agent's name and registered office address is:

         Registered agent:                    ILLINOIS CORPORATION SERVICE COMPANY
                                        ---------------------------------------------------------------------------
                                        First Name                  Middle Initial                    Last Name
         Registered Office:                   700                   S. 2ND STREET
                                        ---------------------------------------------------------------------------
         (P.O. Box alone and                Number                  Street                           Suite #
         c/o are unacceptable)                SPRINGFIELD           62704                           SANGAMON
                                        ---------------------------------------------------------------------------
                                                City             Zip Code                            County

6.       Purpose or purposes for which the LLC is organized: Include the business code #(from IRS Form 1065)
         (If not sufficient space to cover this point, add one or more sheets of this size.)

         BUSINESS CODE 336300. To engage in the manufacturing of automotive parts and in any activity within the purposes for which a limited liability company may be formed under the Illinois Limited Liability Company
         Act.

7.       The latest date, if any, upon which the company is to dissolve         N/A
                                                                        -----------------
                                                                        (month, day, year)

         Any other events of dissolution enumerated on an attachment. (Optional)
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LLC-5.5

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
8.       Other provisions for the regulation of the internal affairs of the LLC per Section 5-5(a)(8)included as attachment:
                [ ] Yes         [X] No
         If yes, state the provision(s) and the statutory cite(s) from the ILLCA.

9.       a)     Management is vested, in whole or in part, in the manager(s):      [ ] Yes      [X] No
                If yes, list names and business addresses.

         b)     Management is vested in the member(s):       [X] Yes      [ ] No
                If yes, list names and addresses.

                TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.
                5211 CASCADE ROAD, S.E.
                GRAND RAPIDS, MI 49546

10.      I affirm, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

         Dated  December 11,   2001
                ------------ -------
                (Month/Day)   (Year)
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
         SIGNATURE(S) AND NAME(S) OF ORGANIZER(S)                               BUSINESS ADDRESS(ES)
1                [ILLEGIBLE]                                1.                5211 Cascade Road, S.E.
         ------------------------------------------                   ---------------------------------------------
                  Signature                                                   Number              Street

         Daniel H. Webber, Vice President of Member                           Grand Rapids
         ------------------------------------------                   ---------------------------------------------
                (Type or print name and title)                                City/Town

           Tower Automotive Products Company, Inc.                            Michigan                49546
         ------------------------------------------                   ---------------------------------------------
           (Name if a corporation or other entity)                            State                 Zip Code

2.       __________________________________________         2.        _____________________________________________
                        Signature                                            Number               Street

         __________________________________________                   _____________________________________________
             (Type or print name and title)                                  City/Town

         __________________________________________                   _____________________________________________
          (Name if a corporation or other entity)                            State                  Zip Code

3.       __________________________________________         3.        _____________________________________________
                        Signature                                            Number               Street

         __________________________________________                   _____________________________________________
             (Type or print name and title)                                  City/Town

         __________________________________________                   _____________________________________________
          (Name if a corporation or other entity)                            State                  Zip Code
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(Signatures must be in ink on an original document. Carbon copy, photocopy, or rubber stamp signatures may only be used on conformed copies.)